PENN OCTANE CORPORATION/EXXON COMPANY, U.S.A.
SALE AGREEMENT

PENN OCTANE NO. ______/EXXON NO. PEB219


This Agreement is entered into effective September 25, 1996, by and between Exxon Company, U. S. A., a division of Exxon
 Corporation ("Seller"), Penn Octane Corporation ("Buyer").

Buyer and Seller agree to a product sale as outlined below:

1.  TERM OF AGREEMENT

This Agreement shall begin on October 1, 1996, and shall continue through September 30, 1997.

2.  PRODUCT VOLUMES/PRICES

Seller agrees to deliver to Buyer the approximate product volumes shown on Exhibit A during the term of this Agreement at the location and pricing basis outlined in Exhibit A.

3.  PRODUCT SPECIFICATIONS

Seller shall deliver to Buyer propane and normal butane that meets applicable federal, state and local requirements, and that meet specifications as shown on Exhibit A, which is made a part hereof.

4.  SPECIAL TAKE OR PAY PROVISIONS

Buyer agrees to take and Seller agrees to deliver the volumes specified in Exhibit A. If the Buyer takes less than the volume specified in Exhibit A in any month, Buyer will pay for the actual volume delivered but no less than 95% of the full contract volume.

5.  GENERAL PROVISIONS

Seller's General Provisions dated August 2, 1988, and attached as Exhibit B are incorporated herein by reference and made a part hereof.

6.  EXPORTS

This is a domestic transaction. Buyer is responsible for obtaining export licenses and/or export documentation required for any subsequent exportation that may occur.

7.  ACCOUNTING

    For all shipping documents, statements, invoices, and demurrage claims to:

    PENN OCTANE CORPORATION
    San Felipe Plaza
    5847 San Felipe, Suite 3420
    Houston, Texas 77047

    Send payments by wire transfer to:

    CITIBANK, N.A., NEW YORK, N.Y.
    ABA 0201-0008-9
    Credit to Exxon Company U. S. A.
    Regular Account# 00034219

8.  INVOICE PAYMENT METHOD/TERMS

Seller will invoice the Buyer on the 15th calendar and the first business day of the month following the delivery month. The initial invoice price (interim price) for each product will be the OPIS non TET price on the first business day of the delivery month. The final invoice price will be the price provided for in Exhibit A adjustment will be made to the total invoice amount to reflect the proper average price for the delivery month. Buyer will pay by wire within 5 calendar days or receipt of invoice a

9.  CREDIT

Buyer will maintain a letter of credit acceptable to Exxon as to bank, format and term equal to no less than a full months purchases until all accounts have been settled.

10. EXHIBITS

The following Exhibits are attached and are a part of this Agreement. All references herein to the Agreement shall include the applicable Exhibits.

    Exhibit A Product Volumes/Locations/Differentials
    Exhibit B General Provisions

EXXON COMPANY, U.S.A.        PENN OCTANE CORPORATION
a division of Exxon Corporation

BY: _________________________     BY:  _________________________
    M.W. Schwehr                  J. B. Richter
    Manager, Products and Gas Liquids       President
    Dated: 10/21/96                    Dated: 11/1/96




Exhibit A
Product Volumes/Locations/Differentials
Penn Octane No. ______/Exxon No. PEB219
Sale Agreement

Exxon delivers to Pipeline and Transport truck:

Location:          Exxon King Ranch gas plant

Product Description:    (1) Unodorized Propane   (2) Normal Butane

Method of Delivery:     (1) UCC Ella Brownsville 6" line   (2)

Measurement:       (1) Pipeline meter at King Ranch gas plant
              (2) Weight scales

Quantity:

              (1)  October        4000KG/Month
                   November-March 7500KG/Month
                   April-September     3150KG/Month

              (2)  October-March  700KG/Month
                   April-September     350KG/Month

Pricing basis:               (1)  OPIS Mt. Belvieu Non-TET day weighted average
propane price less 1.0c/g

                   (2) OPIS Mt. Belvieu Non-TET day weighted average normal butane price less 1.50 c/g


*Twice monthly billing provision based on price at 1st day of month billed on 15th and final billing after end of month less amount of first billing

Specifications:
                                               Butane        Propane
    Composition:        Normal Butane, vol %          min.  95         2
                   pentane plus, vol %      max.    2        -
                   propane, vol%                         2       95

    Vapor pressure at 100F                  psig max.  70       208

    Corrosion, copper strip, max.                     No.1      No.1

    Total sulfur, ppmw                      max. 140       140

    Free water content                           None      None

    Odorization                                  None      None